UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

WF-1 Thirteenth Amendment to Master Repurchase and Securities Contract

On November 26, 2024, FS CREIT Finance WF-1 LLC (“WF-1”), an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”), and the Company entered into Amendment No. 13 to Master Repurchase and Securities Contract (the “Amendment”) with Wells Fargo Bank, National Association (“Wells”), amending the Master Repurchase and Securities Contract, dated as of August 30, 2017, between WF-1, as seller, and Wells, as buyer. The Amendment provides for, among other things, (i) an extension of the Master Repurchase and Securities Contract’s maturity date from August 30, 2025, to September 26, 2026, (ii) an extension of the Master Repurchase and Securities Contract’s funding expiration date from November 28, 2024, to September 26, 2026, and (iii) a reduced maximum facility amount from $600 million to $500 million.

The material terms of the Amendment described here are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01. (d) Exhibits	Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Amendment No. 13 to Master Repurchase and Securities Contract, among FS CREIT Finance WF-1 LLC, FS Credit Real Estate Income Trust, Inc. and Wells Fargo Bank, National Association

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: November 27, 2024	By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: Vice President, Treasurer and Secretary